John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
JP Morgan Securities	Merrill Lynch
Wells Fargo Securities LLC
Co Manager:
BB&T Capital Markets	BBVA Securities Inc
Fifth Third Securities Inc	Mizuho Securities USA Inc
Rabo Securities USA Inc	RBS Securities Inc
Scotia Capital USA Inc	SMBC Nikko Securities America
TD Securities USA LLC	US Bancorp

(2)	Names of Issuers: SCOTTS MIRACLE-GRO CO 6%

(3)	Title of Securities: SMG 6%

(4)	Cusip: 810186AL0

(5)	Date of First Offering: 10/7/2015

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SPECTRUM BRANDS	6.625%	11/15/2022	Personal & Household Products	4.899%
SUN PRODUCTS COR	7.75%	3/15/2021	Personal & Household Products	10.762%
VISTA OUTDOOR	5.875%	10/1/2023	Personal & Household Products	5.074%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/7/2015

(11)	Portfolio Assets on Trade Date: $328,243,121

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 50,000 bonds @ $100 = $50,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
200,000 bonds @ $100 = $200,000

(15)	% of Portfolio Assets Applied to Purchase
0.015%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Barclays Capital	Credit Agricole Securities USA
	Credit Suisse	UBS Securities LLC
Wells Fargo Securities LLC
Co Manager:
	HSBC Securities	PNC Capital Markets
	RBC Capital Markets	SunTrust Robinson Humphrey

(2)	Names of Issuers: JARDEN CORP 5%

(3)	Title of Securities: JAH 5%

(4)	Cusip: 471109AN8

(5)	Date of First Offering: 10/21/2015

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
PRESTIGE BRANDS	5.375%	12/15/2021	Personal & Household Products	5.97%
SPECTRUM BRANDS	5.75%	7/15/2025	Personal & Household Products	5.267%
VISTA OUTDOOR	5.875%	10/1/2023	Personal & Household Products	5.074%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/21/2015

(11)	Portfolio Assets on Trade Date: $326,347,583

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 520,000 bonds @ $100 = $520,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.159%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Citigroup Global Markets Inc	JP Morgan Securities
Merrill Lynch

Co Manager:
	HSBC Securities	Wells Fargo Securities LLC
	Huntington Investment Co/The	KeyBanc Capital Markets
	Mitsubishi UFJ Securities USA	Mizuho Securities USA Inc
	Scotia Capital USA Inc	Standard Chartered Bank (US)
	TD Securities USA LLC	US Bancorp Investments Inc

(2)	Names of Issuers: L BRANDS INC. 6.875%

(3)	Title of Securities: LB 6.875%

(4)	Cusip: 501797AK0

(5)	Date of First Offering: 10/27/2015

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GUITAR CENTER	6.5%	4/15/2019	Specialty Retail	9.655%
MEN’S WEARHOUSE	7.0%	7/1/2022	Specialty Retail	11.44%
RENT-A-CENTER	6.625%	11/15/2020	Specialty Retail	9.182%

(8)	Underwriting Spread or Commission: 1.0%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/27/2015

(11)	Portfolio Assets on Trade Date: $326,974,782

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.161%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	Mizuho Securities USA Inc	SunTrust Robinson Humphrey

Co Manager:
	PNC Capital Markets	Capital One Securities Inc
	Comerica Securities	Fifth Third Securities Inc
	Regions Securities LLC	SMBC Nikko Securities America
	TD Securities USA LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: TOLL BROS FINANCE CORP 4.875%

(3)	Title of Securities: TOL 4.875%

(4)	Cusip: 88947EAR1

(5)	Date of First Offering: 10/27/2015

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TRI POINTE HLDGS	5.875%	6/15/2024	Building & Construction	6.063%
WCI COMMUNITIES	6.875	8/15/2021	Building & Construction	5.525%
WLH PNW PIN COR	7%	8/15/2022	Building & Construction	6.538%

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/27/2015

(11)	Portfolio Assets on Trade Date: $326,975,045

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,050,000 bonds @ $100 = $1,050,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.321%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 16, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	BofA Merrill Lynch	Citigroup
	Deustche Bank	Morgan Stanley
	Credit Suisse	Barclays
	HSBC	Mizuho
	PNC	SunTrust Robinson Humphrey
	Wells Fargo Securities	KKR
	BBVA	KeyBanc Capital Markets

(2)	Names of Issuers: FIRST DATA CORPORATION 7%

(3)	Title of Securities: FDC 7%

(4)	Cusip: 319963BP8

(5)	Date of First Offering: 10/29/2015

(6)	Amount of Total Offering: 3,400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ITALICS MRGR SUB	7.125%	7/15/2023	Software/Services	7.746%
INFOR SOFTWARE	7.125%	5/1/2021	Software/Services	12.406%
SUNGARD DATA SYS	7.625%	11/15/2020	Software/Services	0.193%

(8)	Underwriting Spread or Commission: 1.0%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/29/15

(11)	Portfolio Assets on Trade Date: $327,379,449

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.053%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	JP Morgan Securities	Bank of America Merrill Lynch
	Mizuho Securities USA Inc.	Scotia Capital USA Inc.
	US Bancorp Investments Inc.	Wells Fargo Securities LLC

Co-Manager:
	Capital One Securities Inc.	Mitsubishi UFJ Securities USA
	TD Securities USA LLC	BB&T Capital Markets
	Loop Capital Markets LLC	PNC Capital Markets

(2)	Names of Issuers: HUNTINGTON INGALLS INDUS 5%

(3)	Title of Securities: HII 5%

(4)	Cusip: 446413AH9

(5)	Date of First Offering: 11/2/2015

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TRIUMPH GROUP	4.875%	4/1/2021	Aerospace/Defense	9.07%
TRANSDIGM INC.	5.5%	10/15/2020	Aerospace/Defense	5.945%
KRATOS DEF & SEC	7%	5/15/2019	Aerospace/Defense	20.29%

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/2/15

(11)	Portfolio Assets on Trade Date: $326,727,815

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 225,000 bonds @ $100 = $225,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.069%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Barclays Capital	BNP Paribas
	Citigroup Inc.	Credit Agricole Securities USA
	Deutsche Bank Securities Inc.	Goldman Sachs Group Inc.
	HSBC Securities	JP Morgan Securities

Co Manager:
	Bank of America Merrill Lynch	Natixis/New York NY
	UniCredit Capital Markets Inc.	Wells Fargo Securities LLC

(2)	Names of Issuers: GOODYEAR TIRE & RUBBER 5.125%

(3)	Title of Securities: GT 5.125%

(4)	Cusip: 382550BE0

(5)	Date of First Offering: 11/2/2015

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
LEAR CORP	5.375%	3/15/2024	Auto Parts & Equipment	4.767%
NEXTEER AUTO GRP	5.875%	11/15/2021	Auto Parts & Equipment	5.58%
SCHAEFFLER FIN	4.75%	5/15/2021	Auto Parts & Equipment	4.235%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/2/15

(11)	Portfolio Assets on Trade Date: $326,727,815

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 425,000 bonds @ $100 = $425,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.130%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Bank of America Merrill Lynch	SunTrust Robinson Humphrey
UBS Securities LLC

Co Manager:
	Barclays Capital	Mitsubishi UFJ Securities USA
	US Bancorp Investments Inc.	Wells Fargo Securities LLC

(2)	Names of Issuers: MOLINA HEALTHCARE INC 5.375%

(3)	Title of Securities: MOH 5.375%

(4)	Cusip: 60855RAF7

(5)	Date of First Offering: 11/5/2015

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MPH ACQUISITION	6.625%	4/1/2022	Managed Care	6.219%

(8)	Underwriting Spread or Commission: 1.125%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/5/2015

(11)	Portfolio Assets on Trade Date: $325,664,121

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1

2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.092%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Bank of America Merrill Lynch	Credit Suisse Securities USA
	Deutsche Bank Securities Inc.	Goldman Sachs
UBS Securities LLC

Co-Manager:
	CastleOak Securities	Credit Agricole Securities USA
	Lebenthal & Co Inc.	Loop Capital Markets LLC
	Mischler Financial Group	Mitsubishi UFJ Securities USA
	Mizuho Securities USA Inc.	RBC Capital Markets
	Samuel A Ramirez & Co Inc.	Scotia Capital USA Inc.
	SMBC Nikko Securities America	SunTrust Robinson Humphrey Inc.
	TD Securities USA LLC	US Bancorp Investments Inc.
	Wells Fargo Securities LLC	Williams Capital Group LP

(2)	Names of Issuers: CCOH SAFARI LLC 5.75%

(3)	Title of Securities: CHTR 5.75%

(4)	Cusip: 14987EAC1

(5)	Date of First Offering: 11/5/2015

(6)	Amount of Total Offering: 2,500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DISH DBS CORP	5.875%	7/15/2022	Cable & Satellite TV	7.481%
NUMERICABLE-SFR	6%	5/15/2022	Cable & Satellite TV	6.53%
VIDEOTRON LTD	5.375%	6/15/2024	Cable & Satellite TV	5.338%

(8)	Underwriting Spread or Commission: 0.875%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/5/2015

(11)	Portfolio Assets on Trade Date: $325,664,121

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 725,000 bonds @ $100 = $725,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.223%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Credit Suisse Securities	Deutsche Bank Securities Inc.
	Goldman Sachs	JP Morgan Securities
	Bank of America Merrill Lynch	RBC Capital Markets
Wells Fargo Securities LLC

(2)	Names of Issuers: SALLY HOLDINGS/SALLY CAP 5.625%

(3)	Title of Securities: SBH 5.625%

(4)	Cusip: 79546VAL0

(5)	Date of First Offering: 11/18/2015

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SPRINGS INDS	6.25%	6/1/2021	Specialty Retail	6.692%
MIDAS INT HOLDCO	7.875%	10/1/2022	Specialty Retail	9.708%
TOYS R US INC	7.375%	10/15/2018	Specialty Retail	32.882%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/18/2015

(11)	Portfolio Assets on Trade Date: $309,455,329

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 225,000 bonds @ $100 = $225,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $100 = $3,500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.073%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	JP Morgan Securities LLC	Bank of America Merrill Lynch
	Mitsubishi UFJ Securities USA	Rabo Securities USA Inc.
	SunTrust Robinson Humphrey Inc.	Wells Fargo Securities LLC

Co-Manager:
	Barclays Capital	BBVA Securities Inc.
	Goldman Sachs Group Inc.	Scotia Capital USA Inc.

(2)	Names of Issuers: CONSTELLATION BRANDS INC 4.75%

(3)	Title of Securities: STZ 4.75%

(4)	Cusip: 21036PAP3

(5)	Date of First Offering: 11/19/2015

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
COTT BEVERAGES	6.75%	1/1/2020	Beverage	5.577%
BEVERAGES & MORE	10%	11/15/2018	Beverage	12.502%
INNOVATION VEN/F	9.5%	8/15/2019	Beverage	7.807%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/19/2015

(11)	Portfolio Assets on Trade Date: $308,660,019

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 225,000 bonds @ $100 = $225,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
600,000 bonds @ $100 = $600,000

(15)	% of Portfolio Assets Applied to Purchase
0.073%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 6, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	JP Morgan Securities	US Bancorp Investments Inc.
Wells Fargo Securities LLC

Co-Manager:
	BB&T Capital Markets	Fifth Third Securities Inc.
	PNC Capital Markets	US Bancorp
	Kirkland & Ellis	Cahill Gordon & Reindel

(2)	Names of Issuers: CHURCHILL DOWNS INC 5.375%

(3)	Title of Securities: CHDN 5.375%

(4)	Cusip: 171484AC2

(5)	Date of First Offering: 12/2/2015

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 101

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
INTL GAME TECH	5.625%	2/15/2020	Gaming	5.759%
MGM RESORTS	5.25%	3/31/2020	Gaming	5.38%
WYNN LAS VEGAS	5.375%	3/15/2022	Gaming	6.053%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/2/2015

(11)	Portfolio Assets on Trade Date: $306,896,268

(12)	Price Paid per Unit: 101

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $101 = $656,500

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $101 = $1,010,000

(15)	% of Portfolio Assets Applied to Purchase
0.214%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 7, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Goldman Sachs Group Inc.	JP Morgan Securities

Co-Manager:
	Barclays Capital	Credit Suisse Securities USA
	Bank of America Merrill Lynch	Morgan Stanley
	RBC Capital Markets	Wells Fargo Securities LLC
	Comerica Securities	PNC Capital Markets
	Rabo Securities USA Inc.	Santander Investment Securities
	SMBC Nikko Securities America	TD Securities USA LLC

(2)	Names of Issuers: ARAMARK SERVICES INC 5.125%

(3)	Title of Securities: ARMK 5.125%

(4)	Cusip: 038522AH1

(5)	Date of First Offering: 12/3/2015

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SOTHEBY’S	5.25%	10/1/2022	Support-Services	6.993%
AVIS BUDGET CAR	5.5%	4/1/2023	Support-Services	5.36%
CEB INC	5.625%	6/15/2023	Support-Services	5.792%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/3/2015

(11)	Portfolio Assets on Trade Date: $305,942,670

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 70,000 bonds @ $100 = $70,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.023%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 7, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	JP Morgan Securities LLC	Bank of America Merrill Lynch
	US Bancorp Investments Inc.	Wells Fargo Securities LLC

Co-Manager:
	BBVA Securities Inc.	Fifth Third Securities Inc.
	Mitsubishi UFJ Securities USA	Mizuho Securities USA Inc.
	RBS Securities Inc.	SunTrust Robinson Humphrey Inc.

(2)	Names of Issuers: MEDNAX INC. 5.25%

(3)	Title of Securities: MD 5.25%

(4)	Cusip: 58502BAA4

(5)	Date of First Offering: 12/3/2015

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
MPT OP PTNR/FINL	5.5%	5/1/2024	Health Facilities	5.575%
SURGICAL CARE	6%	4/1/2023	Health Facilities	6.347%
TENET HEALTHCARE	6.875	11/15/2031	Health Facilities	9.311%

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/3/2015

(11)	Portfolio Assets on Trade Date: $305,942,670

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.090%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 7, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	Morgan Stanley
	Credit Agricole	SMBC Nikko Securities
	Deutsche Bank Securities	Wells Fargo Securities
DNB NOR Markets

Co-Managers
	Bank of China	BB&T Capital Markets

(2)	Names of Issuers: Enbridge Energy Partners

(3)	Title of Securities: EEP 4.375 10/15/20, C#29250RAV8

(4)	Date of First Offering: 10/01/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.464

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	CNOOC Finance 2015 AU, C#12634GAA1
3)	BP Capital Markets, C#05565QCT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 10/01/15

(10)	Portfolio Assets on Trade Date: $1,195,774,157.80

(11)	Price Paid per Unit: $99.464

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.464 = $552,025.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.464 = $9,946,400.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	Morgan Stanley
	Credit Agricole	SMBC Nikko Securities
	Deutsche Bank Securities	Wells Fargo Securities
DNB NOR Markets

Co-Managers
	Bank of China	BB&T Capital Markets

(2)	Names of Issuers: Enbridge Energy Partners

(3)	Title of Securities: EEP 7.375 10/15/45, C#29250RAX4

(4)	Date of First Offering: 10/01/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $98.665

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 10/01/15

(10)	Portfolio Assets on Trade Date: $1,195,774,157.80

(11)	Price Paid per Unit: $98.665

(12)	Total Price Paid by Portfolio:
445,000 bonds @ $98.665 = $439,059.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.665 = $9,866,500.00

(14)	% of Portfolio Assets Applied to Purchase
.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNP Paribas	U.S. Bancorp
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	RBC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	Williams Capital Group

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: BRKHEC 3.5 10/15/24 (TAP), Cusip #595620AM7

(4)	Date of First Offering: 10/05/15

(5)	Amount of Total Offering: $200,000,000

(6)	Unit Price of Offering: $103.358

Comparable Securities
1)	Peco Energy, C#693304AT4
2)	Kentucky Utilities Co., C#491674BK2
3)	Public Service Co. of New Mexico, C#744542AC5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 10/05/15

(10)	Portfolio Assets on Trade Date: $1,195,081,096.29

(11)	Price Paid per Unit: $103.358

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $103.358 = $687,330.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $103.358 = $12,402,960.00

(14)	% of Portfolio Assets Applied to Purchase
.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNP Paribas	U.S. Bancorp
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	RBC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	KeyBanc Capital Markets	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	Williams Capital Group

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: BRKHEC 4.25 05/01/46, C#595620AP0

(4)	Date of First Offering: 10/05/15

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.862

Comparable Securities
1)	Kentucky Utilities, C#491674BL0
2)	Puget Sound Energy, C#745332CG9
3)	Northern States Power-Minn., C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 10/05/15

(10)	Portfolio Assets on Trade Date: $1,195,081,096.29

(11)	Price Paid per Unit: $99.862

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.862 = $664,082.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.862 = $14,979,300.00

(14)	% of Portfolio Assets Applied to Purchase
.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs Group	BofA Merrill Lynch

Co-Managers
	BBVA Securities	Scotia Capital
	BNP Mellon Capital Markets	SMBC Nikko Securities
	Credit Agricole Securities	SunTrust Robinson Humphrey
	Morgan Stanley	UBS Securities
	PNC Capital Markets	US Bancorp
	RBC Capital Markets	Wells Fargo Securities
Regions Securities

(2)	Names of Issuers: Host Hotels & Resorts

(3)	Title of Securities: HST 4.5 02/01/26, C#44107TAW6

(4)	Date of First Offering: 10/08/15

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.680

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	Synchrony Financial, C#87165BAG8
3)	JPMorgan Chase & Co., C#46625HMN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 10/08/15

(10)	Portfolio Assets on Trade Date: $1,194,073,343.86

(11)	Price Paid per Unit: $99.680

(12)	Total Price Paid by Portfolio:
445,000 bonds @ $99.68 = $443,576.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.68 = $9,968,000.00

(14)	% of Portfolio Assets Applied to Purchase
.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	Credit Agricole CIB	J.P. Morgan
	Wells Fargo Securities	MUFG
	Barclays	U.S. Bancorp
Citigroup

Co-Managers
	BNP Paribas	Regions Securities
	Lloyds Securities	SMBC Nikko Securities
	PNC Capital Markets	TD Securities
	SunTrust Robinson Humphrey	Williams Capital Group
	BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 2.85 10/15/18, C#31620MAN6

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.958

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Ally Financial, C#02005NBB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,197,077,764.98

(11)	Price Paid per Unit: $99.958

1

(12)	Total Price Paid by Portfolio:
1,385,000 bonds @ $99.958 = $1,384,418.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.958 = $44,981,100.00

(14)	% of Portfolio Assets Applied to Purchase
.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	Credit Agricole CIB	J.P. Morgan
	Wells Fargo Securities	MUFG
	Barclays	U.S. Bancorp
Citigroup

Co-Managers
	BNP Paribas	Regions Securities
	Lloyds Securities	SMBC Nikko Securities
	PNC Capital Markets	TD Securities
	SunTrust Robinson Humphrey	Williams Capital Group
	BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 3.625 10/15/20, C#31620MAP1

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.869

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank, C#25152R2U6
3)	Lloyds Bank, C#53944VAK5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,197,077,764.98

(11)	Price Paid per Unit: $99.869

1

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.869 = $1,108,545.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.869 = $64,914,850.00

(14)	% of Portfolio Assets Applied to Purchase
.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	Credit Agricole CIB	J.P. Morgan
	Wells Fargo Securities	MUFG
	Barclays	U.S. Bancorp
Citigroup

Co-Managers
	BNP Paribas	Regions Securities
	Lloyds Securities	SMBC Nikko Securities
	PNC Capital Markets	TD Securities
	SunTrust Robinson Humphrey	Williams Capital Group
	BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 4.5 10/15/22, C#31620MAQ9

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1)	Biogen, C#09062XAE3
2)	Celgene Corporation, C#151020AR5
3)	JB Hunt Transport Services, C#445658CE5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,197,077,764.98

(11)	Price Paid per Unit: $99.817

1

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.817 = $553,984.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.817 = $12,976,210.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC
	Credit Agricole CIB	J.P. Morgan
	Wells Fargo Securities	MUFG
	Barclays	U.S. Bancorp
Citigroup

Co-Managers
	BNP Paribas	Regions Securities
	Lloyds Securities	SMBC Nikko Securities
	PNC Capital Markets	TD Securities
	SunTrust Robinson Humphrey	Williams Capital Group
	BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 5 10/15/25, C#31620MAR7

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Santander Holdings, C#80282KAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,197,077,764.98

(11)	Price Paid per Unit: $99.729

1

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.729 = $553,495.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.729 = $49,864,500.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	US Bancorp
	Citigroup	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	BBVA	Regions Securities
	Fifth Third Securities	BB&T Capital Markets
	J.P. Morgan	Capital One Securities
	Mizuho Securities	KeyBanc Capital Markets
PNC capital markets

(2)	Names of Issuers: Dollar General Corporation

(3)	Title of Securities: DG 4.15 11/01/25, C#256677AD7

(4)	Date of First Offering: 10/15/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.844

Comparable Securities
1)	Hershey Company, C#427866AU2
2)	Philip Morris Intl., C#718172BQ1
3)	Pepsico Inc., C#713448CY2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 10/15/15

(10)	Portfolio Assets on Trade Date: $1,200,650,085.44

(11)	Price Paid per Unit: $99.844

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.844 = $554,134.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.844 = $9,984,400.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	RBC Capital Markets
J.P. Morgan Securities

Co-Managers
	Capital One Securities	Drexel Hamilton
	Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Capital One Multi-asset Execution Trust

(3)	Title of Securities: COMET 2015-A8 A8, C#14041NFB2

(4)	Date of First Offering: 10/19/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.96139

Comparable Securities
1)	BACCT 2015-A2 A, C#05522RCU0
2)	DECENT 2015-A2 A, C#254683BP9
3)	DCENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 10/19/15

(10)	Portfolio Assets on Trade Date: $1,201,829,747.24

(11)	Price Paid per Unit: $99.96139

(12)	Total Price Paid by Portfolio:
1,514,000 bonds @ $99.96139 = $1,513,415.44

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.96139 = $26,989,575.30

1

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Deutsche Bank Securities	RBC Capital Markets
	Guzman & Company	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Coca-Cola Company

(3)	Title of Securities: KO 1.875 10/27/20, Cusip #191216BT6

(4)	Date of First Offering: 10/22/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.824

Comparable Securities
1)	Pepsico, C#731448DC9
2)	Kimberly-Clark Corporation, C#494368BS1
3)	Unilever Capital Corporation, C#904964AR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 10/22/15

(10)	Portfolio Assets on Trade Date: $1,204,006,623.53

(11)	Price Paid per Unit: $99.824

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.824 = $1,108,046.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.824 = $27,950,720.00

1

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Deutsche Bank Securities	RBC Capital Markets
	Guzman & Company	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Coca-Cola Company

(3)	Title of Securities: KO 2.875 10/27/25, C#191216BS8

(4)	Date of First Offering: 10/22/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities
1)	Philip Morris Intl., C#718172BQ1
2)	Hershey Company, C#427866AU2
3)	Kimberly-Clark Corporation, C#494368BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 10/22/15

(10)	Portfolio Assets on Trade Date: $1,204,006,623.53

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio:
1,940,000 bonds @ $99.845 = $1,936,993.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.845 = $49,922,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
Citigroup

Co-Managers
	Goldman, Sachs & Co.	Credit Agricole Securities
	J.P. Morgan Securities	ING Financial Markets
	RBC Capital Markets	Santander Investment Securities
	Wells Fargo Securities	Standard Chartered Bank
	Barclays Capital	HSBC Securities

(2)	Names of Issuers: Nike, Inc.

(3)	Title of Securities: NKE 3.875 11/01/45, C#654106AE3

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.070

Comparable Securities
1)	Pepsico, C#713448DD7
2)	Louisville Gas & Electric, C#546676AX5
3)	Northern States Power Co. of Minnesota, C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,203,684,837.51

(11)	Price Paid per Unit: $99.070

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.070 = $1,099,677.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.070 = $24,767,500

(14)	% of Portfolio Assets Applied to Purchase
.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
Citigroup

Co-Managers
	BofA Merrill Lynch	HSBC Securities
	BNP Paribas	Mitsubishi UFJ Securities
	J.P. Morgan Securities	PNC Capital Markets
	Mizuho Securities	U.S. Bancorp Investments
	Morgan Stanley	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 3.375 11/01/25, C#863667AH4

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities
1)	Biogen, C#09062XAF0
2)	Gilead Sciences, C#375558BF9
3)	Celgene Corporation, C#151020AS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,203,684,837.51

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.991 = $829,925.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.991= $17,998,380.00

(14)	% of Portfolio Assets Applied to Purchase
.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Citigroup
	BofA Merrill Lynch	Credit Suisse

Co-Managers
	J.P Morgan	Mizuho Securities
	Morgan Stanley	PNC Capital Markets
	BNY Mellon	SunTrust Robinson Humphrey
	Loop Capital Markets	US Bancorp Investment
	Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 3.25 08/15/25 (Reopening), C#907818ED6

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $101.956

Comparable Securities
1)	CSX 3.35 11/01/25, C#126408HD8
2)	Tyco International Finance, C#902118BS6
3)	Burlington Northern Santa Fe, C#12189LAY7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 153 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,203,684,837.51

(11)	Price Paid per Unit: $101.956

(12)	Total Price Paid by Portfolio:
390,000 bonds @ $101.956 = $402,205.48

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $101.956 = $7,219,072.78

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
153 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Citigroup
	BofA Merrill Lynch	Credit Suisse

Co-Managers
	J.P Morgan	Mizuho Securities
	Morgan Stanley	PNC Capital Markets
	BNY Mellon	SunTrust Robinson Humphrey
	Loop Capital Markets	US Bancorp Investment
	Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 4.05 11/15/45, C#907818EF1

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.533

Comparable Securities
1)	Burlington Northern Santa Fe, C#12189LAX9
2)	Norfolk Southern Corporation, C#655844BQ0
3)	Celgene Corporation, C#151020AU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 153 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,203,684,837.51

(11)	Price Paid per Unit: $99.533

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.533 = $661,894.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.533 = $19,906,600.00

(14)	% of Portfolio Assets Applied to Purchase
.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
153 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	HSBC Securities
	BofA Merrill Lynch	ING Financial Markets
	Barclays Capital	Lebenthal & Co.
	BNP Paribas	Lloyds Securities
	BNY Mellon	Macquarie Capital
	Boenning & Scattwergood	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Drexel Hamilton	UBS Securities
	Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 2.3 11/03/20, Cusip #00440EAT4

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,300,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities
1)	National Rural Utilities, C#637432NF8
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,205,154,733.87

1

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.944 = $829,535.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.944 = $29,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	HSBC Securities
	BofA Merrill Lynch	ING Financial Markets
	Barclays Capital	Lebenthal & Co.
	BNP Paribas	Lloyds Securities
	BNY Mellon	Macquarie Capital
	Boenning & Scattwergood	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Drexel Hamilton	UBS Securities
	Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 2.875 11/03/22, C#00440EAU1

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.874

Comparable Securities
1)	Biogen 3.625 09/15/22, C# 09062XAE3
2)	JB Hunt Transport Services, C#445658CE5
3)	Celgene Corporation, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,205,154,733.87

1

(11)	Price Paid per Unit: $99.874

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.874 = $554,300.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.874 = $13,982,360.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	HSBC Securities
	BofA Merrill Lynch	ING Financial Markets
	Barclays Capital	Lebenthal & Co.
	BNP Paribas	Lloyds Securities
	BNY Mellon	Macquarie Capital
	Boenning & Scattwergood	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Drexel Hamilton	UBS Securities
	Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 3.35 05/03/26, C#00440EAV9

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.693

Comparable Securities
1)	DDR Corporation, C#23317HAE2
2)	JPMorgan Chase & Co., C#46625HNJ5
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,205,154,733.87

1

(11)	Price Paid per Unit: $99.693

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.693 = $1,106,592.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.693 = $54,831,150.00

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	HSBC Securities
	BofA Merrill Lynch	ING Financial Markets
	Barclays Capital	Lebenthal & Co.
	BNP Paribas	Lloyds Securities
	BNY Mellon	Macquarie Capital
	Boenning & Scattwergood	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank Securities	Standard Chartered Bank
	Drexel Hamilton	UBS Securities
	Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 4.35 11/03/45, C#00440EAW7

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.750

Comparable Securities
1)	Goldman Sachs Group, C#38141GVS0
2)	Barclays, C#06738EAJ4
3)	American International Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,205,154,733.87

1

(11)	Price Paid per Unit: $99.750

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $99.750 = $892,762.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.750 = $22,942,500.00

(14)	% of Portfolio Assets Applied to Purchase
.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BofA Merrill Lynch
	Goldman Sachs	Morgan Stanley
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	BNP Paribas Securities	RBS Securities Corporation
	Credit Agricole Securities	Regions Securities
	HSBC Securities	Scotia Capital
	ING Financial Markets	SMBC Nikko Securities
	Mitsubishi UFJ Securities	U.S. Bancorp
Mizuho Securities

(2)	Names of Issuers: Prologis, L.P.

(3)	Title of Securities: PLD 3.75 11/01/25, C#74340XBE0

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $99.381

Comparable Securities
1)	DDR Corporation, C#23317HAE2
2)	Simon Property Group, C#828807CV7
3)	JPMorgan Chase & Co., C#46625HMN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,205,154,733.87

(11)	Price Paid per Unit: $99.381

(12)	Total Price Paid by Portfolio:
885,000 bonds @ $99.381 = $879,521.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.381 = $19,876,200.00

(14)	% of Portfolio Assets Applied to Purchase
.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch, Pierce, Fenner
	Goldman Sachs	& Smith
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Mischler Financial Group
	Loop Capital Markets	Samuel A. Ramirez & Co.
	MFR Securities	Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2 11/03/20, Cusip #594918BG8

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.920

Comparable Securities
1)	Corning, C#219350BA2
2)	Texas Instruments, C#882508AZ7
3)	Lam Research, C#512807AM0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,198,017,250.99

(11)	Price Paid per Unit: $99.920

(12)	Total Price Paid by Portfolio:
1,665,000 bonds @ $99.920 = $1,663,668.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.920 = $37,969,600.00

(14)	% of Portfolio Assets Applied to Purchase
.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch, Pierce, Fenner
	Goldman Sachs	& Smith
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Mischler Financial Group
	Loop Capital Markets	Samuel A. Ramirez & Co.
	MFR Securities	Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2.65 11/03/22, C#594918BH6

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1)	Corning, C#219350BB0
2)	Biogen, C#09062XAE3
3)	Celgene, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,198,017,250.99

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
1,245,000 bonds @ $99.968 = $1,244,601.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.968 = $26,991,360.00

(14)	% of Portfolio Assets Applied to Purchase
.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch, Pierce, Fenner
	Goldman Sachs	& Smith
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Mischler Financial Group
	Loop Capital Markets	Samuel A. Ramirez & Co.
	MFR Securities	Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.125 11/03/25, C#594918BJ2

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1)	Lam Research, C#512807AN8
2)	Biogen, C#09062XAF0
3)	Celgene, C#151020AS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,198,017,250.99

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
1,665,000 bonds @ $99.974 = $1,664,567.10

 1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
80,000,000 bonds @ $99.974 = $79,979,200.00

(14)	% of Portfolio Assets Applied to Purchase
.138%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch, Pierce, Fenner
	Goldman Sachs	& Smith
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Mischler Financial Group
	Loop Capital Markets	Samuel A. Ramirez & Co.
	MFR Securities	Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 4.45 11/03/45, C#594918BL7

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.655

Comparable Securities
1)	Kentucky Utilities, C#491674BL0
2)	Biogen, C#09062XAD5
3)	Celgene, C#151020AU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,198,017,250.99

(11)	Price Paid per Unit: $99.655

(12)	Total Price Paid by Portfolio:
695,000 bonds @ $99.655 = $692,602.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.655 = $26,906,850.00

(14)	% of Portfolio Assets Applied to Purchase
.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	U.S. Bancorp
	Jefferies	Wells Fargo Securities
Citigroup

Co-Managers
	KeyBanc Capital Markets	Fifth Third Securities
	BB&T Capital Markets	Mizuho Securities
	BMO Capital Markets	Regions Securities
	Capital One Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 4 11/15/25, C#59523UAM9

(4)	Date of First Offering: 11/02/2015

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.990

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 11/02/15

(10)	Portfolio Assets on Trade Date: $1,201,506,298.13

(11)	Price Paid per Unit: $98.990

(12)	Total Price Paid by Portfolio:
620,000 bonds @ $98.990 = $613,738.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.990 = $14,848,500.00

(14)	% of Portfolio Assets Applied to Purchase
.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
Goldman Sachs

Co-Managers
	Bank of New York Mellon	Mitsubishi UFJ Securities
BB&T Capital Markets

(2)	Names of Issuers: AvalonBay Communities, Inc.

(3)	Title of Securities: AVB 3.5 11/15/25, C#05348EAW9

(4)	Date of First Offering: 11/04/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities
1)	Capital One Financial, C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 11/04/15

(10)	Portfolio Assets on Trade Date: $1,200,853,432.79

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.674 = $558,174.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.674 = $9,967,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America	BofA Merrill Lynch
	Citigroup	Mizuho Securities
	Credit Suisse	HSBC

Co-Managers
	Barclays	Scotiabank
	DNB Markets	SMBC Nikko
	J.P. Morgan	Standard Chartered Bank
	MUFG	BBVA
	U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 2.7 11/15/20, Cusip #406216BF7

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.795

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	Shell International Fin., C#822582BG6
3)	CNOOC Finance 2015 Australia, C#12634GAA1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,200,572,385.04

(11)	Price Paid per Unit: $99.795

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.795 = $1,222,693.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,000,000 bonds @ $99.795 = $47,901,016.00

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America	BofA Merrill Lynch
	Citigroup	Mizuho Securities
	Credit Suisse	HSBC

Co-Managers
	Barclays	Scotiabank
	DNB Markets	SMBC Nikko
	J.P. Morgan	Standard Chartered Bank
	MUFG	BBVA
	U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 3.375 11/15/22, Cusip #406216BH3

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities
1)	Biogen, C#09062XAE3
2)	Celgene Corporation, C#151020AR5
3)	BP Capital Markets, C#05565QCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,200,572,385.04

(11)	Price Paid per Unit: $99.919

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.919 = $1,124,088.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.919 = $31,974,080.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America	BofA Merrill Lynch
	Citigroup	Mizuho Securities
	Credit Suisse	HSBC

Co-Managers
	Barclays	Scotiabank
	DNB Markets	SMBC Nikko
	J.P. Morgan	Standard Chartered Bank
	MUFG	BBVA
	U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 3.8 11/15/25, Cusip #406216BG5

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.719

Comparable Securities
1)	Plains All American Pipeline, C#72650RBJ0
2)	Marathon Oil Corporation, C#565849AL0
3)	Shell International Finance, C#822582BD3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,200,572,385.04

(11)	Price Paid per Unit: $99.719

(12)	Total Price Paid by Portfolio:
1,685,000 bonds @ $99.719 = $1,680,265.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.719 = $64,817,350.00

(14)	% of Portfolio Assets Applied to Purchase
.140%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America	BofA Merrill Lynch
	Citigroup	Mizuho Securities
	Credit Suisse	HSBC

Co-Managers
	Barclays	Scotiabank
	DNB Markets	SMBC Nikko
	J.P. Morgan	Standard Chartered Bank
	MUFG	BBVA
	U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 4.85 11/15/35, C#406216BJ9

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Shell International Finance, C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,200,572,385.04

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.974 = $844,780.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.974 = $20,994,540.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of America	BofA Merrill Lynch
	Citigroup	Mizuho Securities
	Credit Suisse	HSBC

Co-Managers
	Barclays	Scotiabank
	DNB Markets	SMBC Nikko
	J.P. Morgan	Standard Chartered Bank
	MUFG	BBVA
	U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 5 11/15/45, C#406216BK6

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.969

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Shell International Fin., C#822582BF8
3)	Energy Transfer Partners, C#29273RBF5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,200,572,385.04

(11)	Price Paid per Unit: $99.969

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.969 = $1,124,651.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.969 = $49,984,500.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	HSBC
	Barclays	Wells Fargo Securities

Co-Managers
	ANZ Securities	nabSecurities
	BNP Paribas	SMBC Nikko Securities
	BNY Mellon Capital Markets	MFR Securities
	Credit Agricole Securities	Ramirez & Co.
	ING Financial Markets	The Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 3.6 11/13/25, C#59156RBQ0

(4)	Date of First Offering: 11/09/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.992

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 147 years

(9)	Trade Date: 11/09/15

(10)	Portfolio Assets on Trade Date: $1,195,552,810.86

(11)	Price Paid per Unit: $99.992

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.992 = $844,932.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.992 = $27,997,760.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	HSBC
	Barclays	Wells Fargo Securities

Co-Managers
	ANZ Securities	nabSecurities
	BNP Paribas	SMBC Nikko Securities
	BNY Mellon Capital Markets	MFR Securities
	Credit Agricole Securities	Ramirez & Co.
	ING Financial Markets	The Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 4.6 05/13/46, C#59156RBR8

(4)	Date of First Offering: 11/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.610

Comparable Securities
1)	Goldman Sachs Group, C#38141GVS0
2)	Barclays, C#06738EAJ4
3)	American International Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 147 years

(9)	Trade Date: 11/09/15

(10)	Portfolio Assets on Trade Date: $1,195,552,810.86

(11)	Price Paid per Unit: $99.610

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.610 = $557,816.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.610 = $12,949,300.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	J.P. Morgan Securities	KeyBanc Capital Markets
Wells Fargo Securities

Co-Managers
	U.S. Bancorp Investments	Loop Capital Markets
	CIBC World Markets	Samuel A. Ramirez & Co.
SMBC Nikko Securities

(2)	Names of Issuers: Consolidated Edison Company of New York, Inc.

(3)	Title of Securities: ED 4.5 12/01/45, C#209111FG3

(4)	Date of First Offering: 11/12/15

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $99.900

Comparable Securities
1)	Arizona Public Service, C#040555CT9
2)	Consumers Energy, C#210518CY0
3)	Kentucky Utilities, C#491674BL0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 192 years

(9)	Trade Date: 11/12/15

(10)	Portfolio Assets on Trade Date: $1,196,046,680.37

(11)	Price Paid per Unit: $99.900

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.900 = $559,440.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.900 = $12,987,000.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
192 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Mitsubishi UFJ Securities	Wells Fargo Securities
	SunTrust Robinson Humphrey	Morgan Stanley

Co-Managers
	BofA Merrill Lynch	J.P. Morgan Securities
	U.S. Bancorp Investments	Loop Capital Markets
	Fifth Third Securities	Scotia Capital (USA)

(2)	Names of Issuers: AGL Capital Corporation

(3)	Title of Securities: GAS 3.875 11/15/25, C#001192AL7

(4)	Date of First Offering: 11/13/15

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.910

Comparable Securities
1)	CMS Energy Corporation, C#125896BP4
2)	Peco Energy, C#693304AT4
3)	Kentucky Utilities, C#491674BK2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 11/13/15

(10)	Portfolio Assets on Trade Date: $1,205,222,922.52

(11)	Price Paid per Unit: $99.910

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.910 = $844,239.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.910 = $14,986,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Mizuho Securities
	Credit Agricole	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce, Fenner & Smith

Joint Lead Managers
	Lloyds Securities	U.S. Bancorp

Senior Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	TD Securities
	RBC Capital Markets	Unicredit Capital Markets

Co-Managers
	Academy Securities	Mischler Financial Group
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	C.L. King & Associates	Siebert Brandford Shank & Co.
	Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 1.85 11/23/18, C#539830BJ7

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.829

Comparable Securities
1)	Caterpillar Financial Service, C#14912L6MB
2)	Lloyds Bank, C#53944VAJ8
3)	Paccar Financial Corporation, C#69371RM60

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,205,768,254.79

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
570,000,000 bonds @ $99.829 = $569,025.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.829 = $31,945,280.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Mizuho Securities
	Credit Agricole	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce, Fenner & Smith

Joint Lead Managers
	Lloyds Securities	U.S. Bancorp

Senior Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	TD Securities
	RBC Capital Markets	Unicredit Capital Markets

Co-Managers
	Academy Securities	Mischler Financial Group
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	C.L. King & Associates	Siebert Brandford Shank & Co.
	Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 2.5 11/23/20, C#539830BF5

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.641

Comparable Securities
1)	Astrazeneca, C#046353AK4
2)	Citigroup, C#172967KB6
3)	Santander UK Group, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,205,768,254.79

(11)	Price Paid per Unit: $99.641

(12)	Total Price Paid by Portfolio:
1,705,000 bonds @ $99.641 = $1,698,879.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,900,000 bonds @ $99.641 = $50,717,269.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Mizuho Securities
	Credit Agricole	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
	Lloyds Securities	U.S. Bancorp

Senior Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	TD Securities
	RBC Capital Markets	Unicredit Capital Markets

Co-Managers
	Academy Securities	Mischler Financial Group
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	C.L. King & Associates	Siebert Brandford Shank & Co.
	Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 3.1 01/15/23, C#539830BG3

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.361

Comparable Securities
1)	IBM Corporation, C#459200JC6
2)	Biogen, C#09062XAE3
3)	Celgene Corporation, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,205,768,254.79

(11)	Price Paid per Unit: $99.361

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.361 = $566,357.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.361 = $14,904,150.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Mizuho Securities
	Credit Agricole	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
	Lloyds Securities	U.S. Bancorp

Senior Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	TD Securities
	RBC Capital Markets	Unicredit Capital Markets

Co-Managers
	Academy Securities	Mischler Financial Group
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	C.L. King & Associates	Siebert Brandford Shank & Co.
	Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 3.55 01/15/26, Cusip #539830BH1

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.228

Comparable Securities
1)	CSX Corporation 3.35 11/01/25, C#126408HD8
2)	Tyco International Finance, C#902118BS6
3)	Burlington Northern Santa Fe, C#12189LAY7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,205,768,254.79

(11)	Price Paid per Unit: $99.228

(12)	Total Price Paid by Portfolio:
2,270,000 bonds @ $99.228 = $2,252,475.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.228 = $69,459,600.00

(14)	% of Portfolio Assets Applied to Purchase
.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Mizuho Securities
	Credit Agricole	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
	Lloyds Securities	U.S. Bancorp

Senior Co-Managers
	ANZ Securities	SMBC Nikko Securities
	Barclays Capital	TD Securities
	RBC Capital Markets	Unicredit Capital Markets

Co-Managers
	Academy Securities	Mischler Financial Group
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	C.L. King & Associates	Siebert Brandford Shank & Co.
	Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 4.7 05/15/46, C#539830BL2

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $98.519

Comparable Securities
1)	Tyco International Finance, C#902118BT4
2)	Burlington Northern Santa Fe, C#12189LAX9
3)	Norfolk Southern Corporation, C#655844BQ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,205,768,254.79

(11)	Price Paid per Unit: $98.519

(12)	Total Price Paid by Portfolio:
965,000 bonds @ $98.519 = $950,708.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $98.519 = $31,526,080.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Agricole Securities	Societe Generale
	Deutsche Bank Securities	SMBC Nikko

Co-Managers
	BNY Mellon Capital Markets	Ramirez & Co., Inc.
	BofA Merrill Lynch	RBS Securities
	Credit Suisse Securities	Santander
	Lebenthal & Co.	Scotiabank
	Lloyds Securities	Wells Fargo Securities
MUFG

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 3.875 01/15/26, C#887317AZ8

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities
1)	CBS Corporation, C#124857AQ6
2)	Baidu Inc., C#056752AG3
3)	Sempra Energy, C#816851AY5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,206,874,854.14

(11)	Price Paid per Unit: $99.951

1

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.951 = $849,583.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.951 = $14,992,650.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	Morgan Stanley & Co.
	Credit Agricole Securities	Societe Generale
	Deutsche Bank Securities	SMBC Nikko

Co-Managers
	BNY Mellon Capital Markets	Ramirez & Co., Inc.
	BofA Merrill Lynch	RBS Securities
	Credit Suisse Securities	Santander
	Lebenthal & Co.	Scotiabank
	Lloyds Securities	Wells Fargo Securities
MUFG

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 4.85 07/15/45, C#887317AX3 (Reopening)

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $96.812

Comparable Securities
1)	Dr. Pepper Snapple Group, C#26138EAT6
2)	Goldman Sachs Group, C#38141GVS0
3)	Burlington Northern Santa Fe, C#12189LAX9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,206,874,854.14

(11)	Price Paid per Unit: $96.812

1

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $96.812 = $841,911.31

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $96.812 = $14,857,258.33

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan

Co-Managers
	Scotiabank	Wells Fargo Securities
TD Securities

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 1.95 11/23/18, C#961214CQ4

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Astrazeneca, C#046353AH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,206,874,854.14

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio:
1,415,000 bonds @ $99.991 = $1,414,872.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.991 = $24,997,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
J.P. Morgan

Co-Managers
	Scotiabank	Wells Fargo Securities
TD Securities

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 2.6 11/23/20, C#961214CS0

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,206,874,854.14

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
2,260,000 bonds @ $99.925 = $2,258,305.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.925 = $39,970,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	MUFG	Morgan Stanley

Co-Managers
	BBVA	J.P. Morgan
	BMO Capital Markets	Lloyds Bank
	Credit Suisse	Societe Generale
	Fifth Third Securities	U.S. Bancorp
Goldman Sachs

(2)	Names of Issuers: Intercontinental Exchange, Inc.

(3)	Title of Securities: ICE 2.75 12/01/20, Cusip #45866FAC8

(4)	Date of First Offering: 11/19/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.888

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 11/19/15

(10)	Portfolio Assets on Trade Date: $1,208,271,411.32

(11)	Price Paid per Unit: $99.888

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.888 = $1,108,756.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.888 = $49,944,000.00

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	MUFG	Morgan Stanley

Co-Managers
	BBVA	J.P. Morgan
	BMO Capital Markets	Lloyds Bank
	Credit Suisse	Societe Generale
	Fifth Third Securities	U.S. Bancorp
Goldman Sachs

(2)	Names of Issuers: Intercontinental Exchange, Inc.

(3)	Title of Securities: ICE 3.75 12/01/25, C#45866FAD6

(4)	Date of First Offering: 11/19/15

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 11/19/15

(10)	Portfolio Assets on Trade Date: $1,208,271,411.32

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.983 = $944,839.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.983 = $44,992,350.00

(14)	% of Portfolio Assets Applied to Purchase
.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Morgan Stanley	J.P. Morgan

Co-Managers
	Citigroup	HSBC Securities
	Mischler Financial	Santander
	U.S. Bancorp	Wells Fargo Securities

(2)	Names of Issuers: MET LIFE GLOBAL FUNDING I

(3)	Title of Securities: MET 1.95 12/03/18, C#59217GBQ1

(4)	Date of First Offering: 11/23/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.928

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Ally Financial, C#02005NBB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 11/23/15

(10)	Portfolio Assets on Trade Date: $1,208,397,828

(11)	Price Paid per Unit: $99.928

(12)	Total Price Paid by Portfolio:
1,175,000 bonds @ $99.928 = $1,174,154.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,150,000 bonds @ $99.928 = $27,130,452.00

1

(14)	% of Portfolio Assets Applied to Purchase
.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Morgan Stanley	J.P. Morgan

Co-Managers
	Citigroup	HSBC Securities
	Mischler Financial	Santander
	U.S. Bancorp	Wells Fargo Securities

(2)	Names of Issuers: MET LIFE GLOBAL FUNDING I

(3)	Title of Securities: MET 2.5 12/03/20, Cusip #59217GBR9

(4)	Date of First Offering: 11/23/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.93

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 11/23/15

(10)	Portfolio Assets on Trade Date: $1,208,397,828

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio:
2,015,000 bonds @ $99.93 = $2,013,589.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.93 = $38,972,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	BMO Capital Markets	RBC Capital Markets
	Citigroup	SG Americas Securities
	Credit Suisse Securities	UBS Securities
J.P. Morgan

(2)	Names of Issuers: Pioneer Natural Resources Company

(3)	Title of Securities: PXD 3.45 01/15/21, C#723787AL1

(4)	Date of First Offering: 11/30/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.750

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	CNOOC Finance 2015, C#12634GAA1
3)	BP Capital Markets, C#05565QCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 11/30/15

(10)	Portfolio Assets on Trade Date: $1,210,258,354.36

(11)	Price Paid per Unit: $99.750

(12)	Total Price Paid by Portfolio:
1,420,000 bonds @ $99.750= $1,416,450.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.750 = $24,937,500.00

(14)	% of Portfolio Assets Applied to Purchase
.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities
	J.P. Morgan Securities	Morgan Stanley & Co.
	Merrill Lynch, Pierce,	SG Americas
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	ANZ Securities	Rabo Securities
	Barclays Capital	RBC Capital Markets
	Blaylock Beal Van	RBS Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	Citigroup Global Markets	Scotia Capital
	Drexel Hamilton	SMBC Nikko Securities
	HSBC Securities	Standard Chartered Bank
	ING Financial Markets	SunTrust Robinson Humphrey
	Lebenthal & Co.	TD Securities
	Loop Capital Markets	The Williams Capital Group
	Mizuho Securities	Unicredit Capital Markets
	PNC Capital Markets	U.S. Bancorp Investment

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 2.1 12/07/18, C#58013MEW0

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities
1)	Stanley Black & Decke Ir, C#854502AB7
2)	Astrazeneca, C#046353AH1
3)	Ford Motor Credit Co., C#345397XN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,210,764,400.48

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio:
685,000 bonds @ $99.951 = $684,664.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,500,000 bonds @ $99.951 = $31,484,565.00

(14)	% of Portfolio Assets Applied to Purchase
.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mizuho Securities
	Goldman, Sachs & Co.	Morgan Stanley & Co.
	J.P. Morgan Securities	U.S. Bancorp Investments
Merrill Lynch, Pierce,
Fenner and Smith

Co-Managers
	ANZ Securities	RBC Capital Markets
	Barclays Capital	RBS Securities
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	BNP Paribas	Scotia Capital
	Drexel Hamilton	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	ING Financial Markets	Standard Chartered Bank
	Lebenthal & Co.	SunTrust Robinson Humphrey
	Loop Capital Market	TD Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
	PNC Capital Markets	Unicredit Capital Markets
	Rabo Securities USA	Wells Fargo Securities

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 2.75 12/09/20, C#58013MEX8

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.815

Comparable Securities
1)	Ford Motor Credit Co., C#345397XQ1
2)	Delphi Automotive, C#24713GAA0
3)	Marriott International, C#571903AN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,210,764,400.48

(11)	Price Paid per Unit: $99.815

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.815= $1,137,891.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.815 = $29,944,500.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mizuho Securities USA
	Goldman, Sachs & Co.	Morgan Stanley & Co.
	Merrill Lynch, Pierce,	Wells Fargo Securities
Fenner & Smith

Co-Managers
	ANZ Securities	RBC Capital Markets
	Barclays Capital	RBS Securities
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	BNP Paribas	Scotia Capital
	Drexel Hamilton	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	ING Financial Markets	Standard Chartered Bank
	Lebenthal & Co.	SunTrust Robinson Humphrey
	Loop Capital Market	TD Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
	PNC Capital Markets	Unicredit Capital Markets
	Rabo Securities USA	U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 3.7 01/30/26, C#58013MEY6

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.676

Comparable Securities
1)	Delphi Automotive, C#24713GAB8
2)	Magna International, C#559222AR5
3)	Ford Motor Credit Co., C#345397XL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,210,764,400.48

(11)	Price Paid per Unit: $99.676

(12)	Total Price Paid by Portfolio:
1,710,000 bonds @ $99.676 = $1,704,459.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.676 = $69,773,200.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mizuho Securities USA
	Goldman, Sachs & Co.	Morgan Stanley & Co.
	J.P. Morgan	SG Americas
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	ANZ Securities	RBC Capital Markets
	Barclays Capital	RBS Securities
	Blaylock Beal Van	Samuel A. Ramirez & Co.
	BNP Paribas	Scotia Capital
	Drexel Hamilton	Wells Fargo Securities
	HSBC Securities	SMBC Nikko Securities
	ING Financial Markets	Standard Chartered Bank
	Lebenthal & Co.	SunTrust Robinson Humphrey
	Loop Capital Market	TD Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
	PNC Capital Markets	Unicredit Capital Markets
	Rabo Securities USA	U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 4.7 12/09/35, C#58013MEZ3

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.679

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper, C#460146CM3
3)	Shell International Finance, C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,210,764,400.48

(11)	Price Paid per Unit: $99.679

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $99.679 = $398,716.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.679 = $13,955,060.00

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley & Co.
	Goldman Sachs & Co.	SG Americas Securities
	Merrill Lynch, Pierce,	Wells Fargo Securities
Fenner and Smith

Co-Managers
	ANZ Securities	Rabo Securities
	Barclays Capital	RBC Capital Markets
	Blaylock Beal Van	RBS Securities
	BNP Paribas	Samuel A. Ramirez & Co.
	Drexel Hamilton	Scotia Capital
	HSBC	SMBC Nikko
	ING Financial Markets	Standard Chartered Bank
	Lebenthal & Co.	SunTrust Robinson Humphrey
	Loop Capital Markets	TD Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
	Mizuho Securities	Unicredit Capital Markets
	PNC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 4.875 12/09/45, C#58013MFA7

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Duke Energy, C#26441CAP0
2)	Goldman Sachs Group, C#38141GVS0
3)	Tyco International Finance, C#902118BT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.8750%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,210,764,400.48

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,710,000 bonds @ $100.000 = $1,710,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $100.000 = $60,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse Securities	Morgan Stanley
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNY Mellon	Wells Fargo Securities
Deutsche Bank Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.9 12/15/25, C#032654AJ4

(4)	Date of First Offering: 12/03/15

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.770

Comparable Securities
1)	Sempra Energy, C#816851AY5
2)	Tyco International Finance, C#902118BS6
3)	Lam Research, C#512807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 50 years

(9)	Trade Date: 12/03/15

(10)	Portfolio Assets on Trade Date: $1,202,456,258.62

(11)	Price Paid per Unit: $99.770

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $99.770 = $853,033.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.770 = $34,919,500.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse Securities	Morgan Stanley
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	BNY Mellon	Wells Fargo Securities
Deutsche Bank Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 5.3 12/15/45, C#032654AK1

(4)	Date of First Offering: 12/03/15

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.553

Comparable Securities
1)	Biogen, C#09062XAD5
2)	Tyco International Finance, C#902118BT4
3)	Goldman Sachs Group, C#38141GVS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 50 years

(9)	Trade Date: 12/03/15

(10)	Portfolio Assets on Trade Date: $1,202,456,258.62

(11)	Price Paid per Unit: $99.553

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $99.553 = $851,178.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,500,000 bonds @ $99.553 = $18,417,305.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities

Co-Managers
	Banca IMI S.p.A	RBC Capital Markets
	BMO Capital Markets	RBS Securities
	BNY Mellon Capital Markets	Scotia Capital
	Capital One Securities	SunTrust Robinson Humphrey
	CIBC World Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Erste Group Bank	Wells Fargo Securities
	Fifth Third Securities	Lebenthal & Co.
	KBC Securities USA	MFR Securities
	Lloyds Securities	Mischler Financial Group
	Natixis Securities Americas	Samuel A. Ramirez & Co.

(2)	Names of Issuers: Credit Suisse

(3)	Title of Securities: CS 3.125 12/10/20 144A, C#225433AJ0

(4)	Date of First Offering: 12/07/15

(5)	Amount of Total Offering: $1,209,008,315.41

(6)	Unit Price of Offering: $99.812

Comparable Securities
1)	Stifel Financial, C#860630AE2
2)	National Rural Utilities Cooperative, C#637432NF8
3)	Citigroup, C#172967KB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 159 years

(9)	Trade Date: 12/07/15

(10)	Portfolio Assets on Trade Date: $1,209,008,315.41

(11)	Price Paid per Unit: $99.812

1

(12)	Total Price Paid by Portfolio:
2,405,000 bonds @ $99.812 = $2,400,478.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.812 = $39,924,800.00

(14)	% of Portfolio Assets Applied to Purchase
.199%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	MUFG
	BofA Merrill Lynch	Morgan Stanley
	Goldman, Sachs & Co.	Wells Fargo Securities
	Mizuho Securities	Citigroup

Co-Managers
	PNC Capital Markets	BB&T Capital Markets
	Comerica Securities	U.S. Bancorp
SunTrust Robinson Humphrey

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 5.85 12/15/45, C#56585AAM4

(4)	Date of First Offering: 12/07/15

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.747

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan Inc./Delaware, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 12/07/15

(10)	Portfolio Assets on Trade Date: $1,209,008,315.41

(11)	Price Paid per Unit: $99.747

(12)	Total Price Paid by Portfolio:
455,000 bonds @ $99.747 = $453,848.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.747 = $9,974,700.00

(14)	% of Portfolio Assets Applied to Purchase
.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ
	Citigroup Global Markets	RBC Capital Markets
	Goldman, Sachs & Co.	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
	Deutsche Bank Securities	TD Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	CIBC World Markets	RBS Securities
	Lebenthal & Co.	Samuel A. Ramirez & Co.
	Lloyds Securities	Siebert Brandford Shank & Co.
	Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 2.2 12/14/20, C#92826CAB8

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.915

Comparable Securities
1)	National Rural Utilities Cooperative Finance Corp., C#637432NF8
2)	Citigroup, #172967KB6
3)	Santander UK Group Holdings, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,207,431,359.53

(11)	Price Paid per Unit: $99.915

(12)	Total Price Paid by Portfolio:
4,260,000 bonds @ $99.915 = $4,256,379.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $99.915 = $99,915,000.00

(14)	% of Portfolio Assets Applied to Purchase
.353%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ
	Citigroup Global Markets	RBC Capital Markets
	Goldman, Sachs & Co.	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
	Deutsche Bank Securities	TD Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	CIBC World Markets	RBS Securities
	Lebenthal & Co.	Samuel A. Ramirez & Co.
	Lloyds Securities	Siebert Brandford Shank & Co.
	Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 2.8 12/14/22, C#92826CAC6

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities
1)	IBM 2.875 11/09/22, C#459200JC6
2)	Biogen, C#09062XAE3
3)	Celgene, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,207,431,359.53

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $99.861 = $1,133,422.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.861 = $59,916,600.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ
	Citigroup Global Markets	RBC Capital Markets
	Goldman, Sachs & Co.	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
	Deutsche Bank Securities	TD Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	CIBC World Markets	RBS Securities
	Lebenthal & Co.	Samuel A. Ramirez & Co.
	Lloyds Securities	Siebert Brandford Shank & Co.
	Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 3.15 12/14/25, C#92826CAD4

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.634

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase & Co., C#46625HMN7
3)	American International Group, C#026874DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,207,431,359.53

(11)	Price Paid per Unit: $99.634

(12)	Total Price Paid by Portfolio:
2,275,000 bonds @ $99.634 = $2,266,673.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
115,000,000 bonds @ $99.634 = $114,579,100.00

(14)	% of Portfolio Assets Applied to Purchase
.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ
	Citigroup Global Markets	RBC Capital Markets
	Goldman, Sachs & Co.	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
	Deutsche Bank Securities	TD Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	CIBC World Markets	RBS Securities
	Lebenthal & Co.	Samuel A. Ramirez & Co.
	Lloyds Securities	Siebert Brandford Shank & Co.
	Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 4.3 12/14/45, C#92826CAF9

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.833

Comparable Securities
1)	Goldman Sachs Group, C#38141GVS0
2)	Barclays, C#06738EAJ4
3)	American Intl. Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,207,431,359.53

(11)	Price Paid per Unit: $99.833

(12)	Total Price Paid by Portfolio:
2,375,000 bonds @ $99.833 = $2,371,033.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.833 = $59,899,800.00

(14)	% of Portfolio Assets Applied to Purchase
.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ
	Citigroup Global Markets	RBC Capital Markets
	Goldman, Sachs & Co.	Standard Chartered Bank
	HSBC Securities	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
	Deutsche Bank Securities	TD Securities

Co-Managers
	BBVA Securities	PNC Capital Markets
	CIBC World Markets	RBS Securities
	Lebenthal & Co.	Samuel A. Ramirez & Co.
	Lloyds Securities	Siebert Brandford Shank & Co.
	Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 4.15 12/14/35, C#92826CAE2

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities
1)	American International Group, C#026874DE4
2)	Shell International Fin., C#822582BE1
3)	Energy Transfer Partners, C#28273RBE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,207,431,359.53

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
285,000 bonds @ $99.865 = $284,615.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.865 = $13,981,100.00

(14)	% of Portfolio Assets Applied to Purchase
.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy

Title:	Chief Compliance Officer

2